UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2007
QUADRIGA SUPERFUND, L.P.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51634 (Commission file number)	98-0375395 (IRS Employer Identification No.)
c/o Superfund Capital Management, Inc.
Ottway Building
PO Box 1479
Grand Anse
St. George’s, Grenada
West Indies
(Address of principal executive offices)
Registrant’s telephone number, including area code: (473) 439-2418
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 13, 2007, Christian Baha resigned as Director, Chief Executive Officer and principal executive officer of Superfund Capital Management, Inc. Mr. Baha remains a controlling shareholder and principal of Superfund Capital Management, Inc. Superfund Capital Management, Inc. did not name a successor Chief Executive Officer and has no intention to do so at this time. Nigel James, President, Superfund Capital Management, Inc., shall serve as the principal executive officer of Superfund Capital Management, Inc. effective April 13, 2007.
Information required to be disclosed under this Item 5.02 regarding Mr. James was reported in Registrant’s current report dated July 13, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 13, 2007

QUADRIGA SUPERFUND, L.P.
By:	Superfund Capital Management, Inc., General Partner

By:	/s/ Nigel James
	Name:	Nigel James
	Title:	President